Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports First Quarter 2021 Financial Results

HAYWARD, Calif., April 28, 2021 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the first quarter ended March 26, 2021.

“Accelerating semiconductor demand, together with UCT’s ability to execute on a global scale, resulted in another very robust quarter for the company,” said Jim Scholhamer, CEO. “We have strong momentum across the company as our broad portfolio of products and services, including Ham-Let, makes us increasingly relevant and strategic to the success of our customers. Demand for semiconductors has never been higher and we will continue to invest in ways that position UCT to play a larger, more pivotal role in the industry’s future.”

First Quarter 2021 GAAP Financial Results

Total revenue was $417.6 million. Products contributed $345.6 million and Services added $72.0 million. Total gross margin was 20.8%, operating margin was 9.7%, and net income was $25.0 million or $0.62 and $0.60 per basic and diluted share. This compares to total revenue of $369.6 million, gross margin of 21.0%, operating margin of 9.0%, and net income of $22.6 million or $0.56 and $0.55 per basic and diluted share in the prior quarter.

First Quarter 2021 Non-GAAP Financial Results

On a non-GAAP basis, gross margin was 21.3%, operating margin was 12.2%, and net income was $38.2 million or $0.92 per diluted share. This compares to gross margin of 21.5%, operating margin of 11.9%, and net income of $33.5 million or $0.81 per diluted share in the prior quarter.

Second Quarter 2021 Outlook

Due to limited visibility resulting from the pandemic, the Company has widened its guidance ranges to reflect the heightened uncertainty in the marketplace. The Company expects revenue in the range of $490.0 million to $520.0 million and GAAP diluted net income per share to be between $0.56 and $0.68. The Company expects non-GAAP diluted net income per share to be between $0.90 and $1.03.

Conference Call

The call will take place at 1:45 p.m. PT and can be accessed by dialing 1-844-826-3034 or 1-412-317-5179. No passcode is required. A replay of the call will be available by dialing 1-877-344-7529 or 1-412-317-0088 and entering the confirmation code 10154013. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.

Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, components and parts, and ultra-high purity cleaning and analytical services primarily for the semiconductor industry. Under its Products division, UCT offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping, and high-precision manufacturing. Under its Services Division, UCT offers its customers tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures

In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.

The Company currently defines non-GAAP net income as net income (loss) before amortization of intangible assets, restructuring charges, executive transition costs, acquisition costs, fair value adjustments, depreciation adjustments, stock-based compensation, certain insurance proceeds, and the tax effects of the foregoing adjustments.

A reconciliation of our guidance for non-GAAP net income per diluted share for the subsequent quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement

The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," “should” and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 25, 2020 as filed with the Securities and Exchange Commission. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:

Rhonda Bennetto, Vice President Investor Relations

rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited; in thousands, except per share data)

	Three Months Ended
	March 26,	March 27,
	2021	2020

Revenues:
Product	$345,616	$259,383
Services	72,011	61,513
Total revenues	417,627	320,896
Cost of revenues:
Product	283,569	214,755
Services	47,120	40,479
Total cost of revenues	330,689	255,234
Gross profit	86,938	65,662
Operating expenses:
Research and development	4,208	3,408
Sales and marketing	7,608	5,750
General and administrative	34,712	33,954
Total operating expenses	46,528	43,112
Income from operations	40,410	22,550
Interest income	98	312
Interest expense	(3,605)	(5,188)
Other income (expense), net	(4,263)	(2,691)
Income before provision for income taxes	32,640	14,983
Provision for income taxes	7,015	4,465
Net income	25,625	10,518
Less: Net income attributable to noncontrolling interests	628	1,095
Net income attributable to UCT	$24,997	$9,423

Net income per share attributable to UCT common stockholders:
Basic	$0.62	$0.24
Diluted	$0.60	$0.23
Shares used in computing net income per share:
Basic	40,564	39,817
Diluted	41,639	40,704

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited; in thousands)

	March 26,	December 25,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$264,257	$200,274
Accounts receivable, net of allowance	168,041	145,539
Inventories	189,167	180,385
Prepaid expenses and other current assets	14,743	18,895
Total current assets	636,208	545,093

Property, plant and equipment, net	157,344	159,150
Goodwill	171,132	171,132
Intangibles assets, net	155,630	160,519
Deferred tax assets, net	22,277	23,513
Operating lease right-of-use assets	41,642	37,821
Other non-current assets	6,326	5,315
Total assets	$1,190,559	$1,102,543

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$8,021	$7,361
Accounts payable	164,875	121,328
Accrued compensation and related benefits	30,933	34,532
Operating lease liabilities	12,402	11,721
Other current liabilities	46,848	26,335
Total current liabilities	263,079	201,277

Bank borrowings, net of current portion	259,822	261,619
Deferred tax liabilities	33,571	33,571
Operating lease liabilities	33,875	31,050
Other liabilities	23,567	23,812
Total liabilities	613,914	551,329

Equity:
UCT stockholders’ equity:
Common stock	313,043	309,589
Retained earnings	242,969	217,972
Accumulated other comprehensive gain	1,603	5,087
Total UCT stockholders' equity	557,615	532,648
Noncontrolling interest	19,030	18,566
Total equity	576,645	551,214
Total liabilities and stockholders' equity	$1,190,559	$1,102,543

ULTRA CLEAN HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited; in thousands)

	Three Months Ended
	March 26,	March 27,
	2021	2020
Cash flows from operating activities:
Net income	$25,625	$10,518
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,823	11,804
Stock-based compensation	3,465	3,077
Deferred income taxes	1,236	1,046
Change in the fair value of financial instruments and earn-out liability	11,639	2,977
Gain from insurance proceeds	(7,332)	—
Others	101	—
Changes in assets and liabilities:
Accounts receivable	(22,502)	(663)
Inventories	(8,782)	(14,741)
Prepaid expenses and other current assets	3,018	(224)
Other non-current assets	(1,011)	302
Accounts payable	43,266	(4,099)
Accrued compensation and related benefits	(3,599)	219
Operating lease assets and liabilities	(315)	(418)
Income taxes payable	2,777	1,559
Other liabilities	6,194	4,359
Net cash provided by operating activities	65,603	15,716
Cash flows from investing activities:
Purchases of property, plant and equipment	(6,487)	(6,708)
Insurance proceeds	7,332	—
Net cash provided by (used in) investing activities	845	(6,708)
Cash flows from financing activities:
Proceeds from bank borrowings	6,627	51,505
Payments on bank borrowings and finance leases	(8,243)	(14,477)
Others	(2)	—
Net cash provided by (used in) financing activities	(1,618)	37,028
Effect of exchange rate changes on cash and cash equivalents	(847)	(497)
Net increase in cash and cash equivalents	63,983	45,539
Cash and cash equivalents at beginning of period	200,274	162,531
Cash and cash equivalents at end of period	$264,257	$208,070

ULTRA CLEAN HOLDINGS, INC.

REPORTABLE SEGMENTS

GAAP TO NON-GAAP RECONCILIATION

(Unaudited; dollars in thousands)

	GAAP			Non-GAAP
	Three Months Ended			Three Months Ended
	March 26, 2021			March 26, 2021
	Products	Services	Consolidated	Products	Services	Consolidated
Revenues	$345,616	$72,011	$417,627	$345,616	$72,011	$417,627
Gross profit	$62,047	$24,891	$86,938	$63,033	$25,913	$88,946
Gross margin	18.0%	34.6%	20.8%	18.2%	36.0%	21.3%
Income from operations	$34,244	$6,166	$40,410	$40,525	$10,294	$50,819
Operating margin	9.9%	8.6%	9.7%	11.7%	14.3%	12.2%

	Three Months Ended
	March 26, 2021
	Products	Services	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$62,047	$24,891	$86,938
Amortization of intangible assets (1)	-	1,022	1,022
Restructuring charges (2)	6	-	6
Stock-based compensation expense (3)	980	-	980
Non-GAAP gross profit	$63,033	$25,913	$88,946

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	18.0%	34.6%	20.8%
Amortization of intangible assets (1)	0.0%	1.4%	0.3%
Restructuring charges (2)	0.0%	-	0.0%
Stock-based compensation expense (3)	0.2%	-	0.2%
Non-GAAP gross margin	18.2%	36.0%	21.3%

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$34,244	$6,166	$40,410
Amortization of intangible assets (1)	1,173	3,716	4,889
Restructuring charges (2)	140	-	140
Stock-based compensation expense (3)	3,631	412	4,043
Acquisition related costs (4)	1,337	-	1,337
Non-GAAP income from operations	$40,525	$10,294	$50,819

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	9.9%	8.6%	9.7%
Amortization of intangible assets (1)	0.3%	5.1%	1.2%
Restructuring charges (2)	0.0%	0.0%	0.0%
Stock-based compensation expense (3)	1.1%	0.6%	1.0%
Acquisition related costs (4)	0.4%	0.0%	0.3%
Non-GAAP operating margin	11.7%	14.3%	12.2%

1	Amortization of intangible assets related to the Company's business acquisitions

2	Represents severance, retention and costs related to facility closures

3	Represents compensation expense for stock granted to employees and directors

4	Represents costs related to the acquisition of Ham-Let (Israel-Canada) Ltd.

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
	March 26,	March 27,	December 25,
	2021	2020	2020
Reconciliation of GAAP Net Income to Non-GAAP Net Income (in thousands)
Reported net income attributable to UCT on a GAAP basis	$24,997	$9,423	$22,554
Amortization of intangible assets (1)	4,889	4,951	4,950
Restructuring charges (2)	140	1,600	1,003
Stock-based compensation expense (3)	4,043	2,752	3,760
Fair value adjustments (4)	11,582	2,948	3,266
Acquisition related costs (5)	1,337	-	1,024
Insurance proceeds (6)	(7,332)	-	-
Income tax effect of non-GAAP adjustments (7)	(2,639)	(2,291)	(2,521)
Income tax effect of valuation allowance (8)	1,140	1,663	(525)
Non-GAAP net income attributable to UCT	$38,157	$21,046	$33,511

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in thousands)
Reported income from operations on a GAAP basis	$40,410	$22,550	$33,174
Amortization of intangible assets (1)	4,889	4,951	4,950
Restructuring charges (2)	140	1,600	1,003
Stock-based compensation expense (3)	4,043	2,752	3,760
Fair value adjustments (4)	-	-	-
Acquisition related costs (5)	1,337	-	1,024
Non-GAAP income from operations	$50,819	$31,853	$43,911

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	9.7%	7.0%	9.0%
Amortization of intangible assets (1)	1.2%	1.5%	1.3%
Restructuring charges (2)	0.0%	0.5%	0.3%
Stock-based compensation expense (3)	1.0%	0.9%	1.0%
Fair value adjustments (4)	0.0%	0.0%	0.0%
Acquisition related costs (5)	0.3%	0.0%	0.3%
Non-GAAP operating margin	12.2%	9.9%	11.9%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in thousands)
Reported gross profit on a GAAP basis	$86,938	$65,662	$77,645
Amortization of intangible assets (1)	1,022	1,023	1,023
Restructuring charges (2)	6	233	242
Stock-based compensation expense (3)	980	307	696
Non-GAAP gross profit	$88,946	$67,225	$79,606

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	20.8%	20.5%	21.0%
Amortization of intangible assets (1)	0.3%	0.3%	0.3%
Restructuring charges (2)	0.0%	0.0%	0.0%
Stock-based compensation expense (3)	0.2%	0.1%	0.2%
Non-GAAP gross margin	21.3%	20.9%	21.5%

Reconciliation of GAAP Interest and other income (expense) to Non-GAAP Interest and other income (expense) (in thousands)
Reported interest and other income (expense) on a GAAP basis	$(7,770)	$(7,567)	$(6,091)
Fair value adjustments (4)	11,582	2,948	3,266
Insurance proceeds (6)	(7,332)	-	-
Non-GAAP interest and other income (expense)	$(3,520)	$(4,619)	$(2,825)

Reconciliation of GAAP Earnings Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income on a GAAP basis	$0.60	$0.23	$0.55
Amortization of intangible assets (1)	0.12	0.12	0.12
Restructuring charges (2)	0.00	0.04	0.02
Stock-based compensation expense (3)	0.10	0.07	0.09
Fair value adjustments (4)	0.28	0.08	0.08
Acquisition related costs (5)	0.03	-	0.02
Insurance proceeds (6)	(0.18)	-	-
Income tax effect of non-GAAP adjustments (7)	(0.06)	(0.06)	(0.06)
Income tax effect of valuation allowance (8)	0.03	0.04	(0.01)
Non-GAAP net income	$0.92	$0.52	$0.81
Weighted average number of diluted shares (thousands) on a non-GAAP basis	41,639	40,704	41,353

ULTRA CLEAN HOLDINGS, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended
	March 26,	March 27,	December 25,
	2021	2020	2020
(in thousands, except percentages)
Provision for income taxes on a GAAP basis	$7,015	$4,465	$4,349
Income tax effect of non-GAAP adjustments (7)	2,639	2,291	2,521
Income tax effect of valuation allowance (8)	(1,140)	(1,663)	525
Non-GAAP provision for income taxes	$8,514	$5,093	$7,395

Income (loss) before income taxes on a GAAP basis	$32,640	$14,983	$27,083
Amortization of intangible assets (1)	4,889	4,951	4,950
Restructuring charges (2)	140	1,600	1,003
Stock-based compensation expense (3)	4,043	2,752	3,760
Fair value adjustments (4)	11,582	2,948	3,266
Acquisition related costs (5)	1,337	-	1,024
Insurance proceeds (6)	(7,332)	-	-
Non-GAAP income before income taxes	$47,299	$27,234	$41,086
Effective income tax rate on a GAAP basis	21.5%	29.8%	16.1%
Non-GAAP effective income tax rate	18.0%	18.7%	18.0%

1	Amortization of intangible assets related to the Company's business acquisitions

2	Represents severance, retention and costs related to facility closures

3	Represents compensation expense for stock granted to employees and directors

4	Fair value adjustments related to contingent consideration, purchase obligation, forward hedge contracts

5	Represents costs related to acquisitions

6	Insurance proceeds pertaining to the Cinos fire in 2018

7	Tax effect of items (1) through (6) above based on the non-GAAP tax rate shown below

8	The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect.